EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the CarMax, Inc. (the "company") Quarterly Report on Form 10-Q for the quarter ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Austin Ligon, President and Chief Executive Officer of the company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

                1.        The Report fully complies with the requirements of
                          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company as of, and for, the periods presented in this Report.


Date:  July 12, 2004                                By:  /s/ Austin Ligon
                                                         -----------------
                                                         Austin Ligon
                                                         President and
                                                         Chief Executive Officer